OTHER (EXPENSE)/INCOME, NET	3 Months Ended
Mar. 31, 2025
Disclosure of Other Income and Expense [Abstract]
OTHER (EXPENSE)/INCOME, NET	OTHER (EXPENSE)/INCOME, NET
The following table summarizes the total other (expense)/income, net:

	Three months ended March 31,
	2025	2024
	US$’000	US$’000

Foreign currency exchange (loss)/gain, net	(55,192)	49,056
Fair value gains on financial assets measured at fair value change through profit or loss	—	449
Other income, net	684	176
Total other (expense)/income, net	(54,508)	49,681

The foreign currency exchange (loss)/gain, net is comprised mainly of the unrealized foreign exchange (loss)/gain that was primarily related to changes in the intercompany loan balances and cash balances as a result of exchange rate changes between USD and EUR.